EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 2000, with respect to the financial statements of the Burstin Hotel included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-32192) and related Prospectus of Leisure Travel Group, Inc. for the registration of 3,000,000 shares of its common stock.



                                                               /s/ ERNST & YOUNG




Reading, England
September 15, 2000